EXHIBIT 10.25

                              SETTLEMENT AGREEMENT


      THIS SETTLEMENT AGREEMENT (this "Agreement") is made and entered into effective as of this 16th day of March, 2004, by and between Guardian Technologies International, Inc., a Delaware corporation ("Guardian"), and Cappello Capital Corp., a California corporation ("Cappello").

                                   WITNESSETH:

      WHEREAS, Guardian and Cappello entered into a letter agreement, dated November 7, 2003 (the "Letter Agreement"), pursuant to which Cappello agreed to provide certain corporate finance advisory services to Guardian in consideration of, among other things, the payment and issuance of certain compensation by Guardian to Cappello; and

      WHEREAS, Guardian and Cappello have determined to terminate the Letter Agreement and to settle all claims that one party hereto may have against the other party under the Letter Agreement or otherwise and upon the terms set forth hereinbelow.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and recitals set forth above and below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree and covenant as follows:

1. Guardian and Cappello hereby agree to terminate the Letter Agreement effective as of the date hereof, and such Letter Agreement shall have no further force or effect.

2. In consideration of the termination of the Letter Agreement and the releases and other agreements and covenants set forth herein, Guardian hereby agrees to pay and/or issue to Cappello the following:

      (a) on or before thirty (30) days after the date of the execution and delivery of this Letter Agreement by the parties, $50,000 by wire transfer of immediately available United States' funds; and

      (b) upon execution hereof, a common stock purchase warrant ("Warrant") to purchase 250,000 shares of common stock, $.001 par value per share ("Common Stock"), of Guardian exercisable for a period of two
            (2) years from the date of issue at a price of $1.00 per share. Such warrants shall contain a cashless exercise provision, a piggy back registration right and other customary provisions.

3.    Cappello  agrees  that,  upon  execution  hereof,  except  as set forth in
      Section 2 above, Cappello shall have no further right or claim to receive any compensation pursuant to any term or provision of the Letter Agreement or otherwise.


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4.    In  consideration  of the mutual covenants and agreements set forth herein
      by  Cappello,  Guardian  and  all  of  its  successors,   assigns,  heirs,
      executors, administrators, legal representatives and all other persons who might claim through them, hereby compromise, release and forever discharge
      Cappello,  its  directors,   officers,   agents,  attorneys,   affiliates,
      subsidiaries and related companies, successors of Cappello and control persons (within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934) and all persons who might be liable through them, from any and all rights, demands and claims, of whatsoever kind or nature relating to any matters of any kind, whether presently known or unkown, suspected or unsuspected, arising from any omission, act or fact that has occurred up until and including the date of this Agreement including, but not limited to, under the Letter Agreement, any other agreement between Guardian and Cappello, or in connection with any financial advisory or other services rendered to Guardian by Cappello, effective as of and from the beginning of time. Except as set forth herein, Guardian and all of its
      successors,    assigns,    heirs,   executors,    administrators,    legal
      representatives and all persons or entities acting on their behalf, or who might claim through them, hereby agree and covenant not to sue or bring any action at law or in equity referring to, relating to, or in connection with the Letter Agreement, any other agreement between the parties, in connection with any financial advisory or other services rendered to Guardian by Cappello or otherwise, including, but not limited to, an action in any court or other forum or an arbitration proceeding against Cappello or any third party beneficiary hereunder; provided, however, that Guardian or its successors or assigns may initiate any action required to enforce this Agreement and may initiate a claim by way of counterclaim, cross claim, third party process, impleader, claim for contribution and indemnity or other claim arising from a claim by an unaffiliated third party against Guardian. It is understood and agreed that the release and covenant not to sue herein are a full and final general release and covenant not to sue from Guardian which covers any and all future damages not now known to Guardian which may later develop or be discovered, arising from, referring to, relating to, or in connection with the Letter Agreement, any other agreement between the parties, or in connection with any financial advisory or other services rendered to Guardian by Cappello or otherwise, except that this does not cover any damages or claims which may arise solely as a result of a breach by a party of any provision of this Agreement. Guardian acknowledges and agrees that this Agreement shall
      be  a  final   and   effective   settlement   as   provided   hereinabove,
      notwithstanding any facts or mistakes that may come to its attention hereafter, whether or not known to Cappello or any of the persons released by Guardian hereunder.

5. In consideration of the agreements set forth in Sections 1, 2, and 3, above, and other good and valuable consideration, Cappello and all of its successors, assigns, heirs, executors, administrators, legal representatives and all other persons who might claim through them, hereby compromise, release and forever discharge Guardian, its directors, officers, agents, attorneys, affiliates, subsidiaries and related companies, successors of Guardian and control persons (within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934) and all persons who might be liable through them, from any and all rights, demands and claims, of whatsoever kind or nature relating to any matters of any kind, whether presently known or unkown, suspected or unsuspected, arising from any omission, act or fact that has occurred up until and including the date of this Agreement including, but not limited to, under the Letter Agreement, any other agreement between Guardian and Cappello, or in connection with any financial advisory or other services rendered to


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

      Guardian by Cappello or otherwise, effective as of and from the beginning of time. Except as set forth herein, Cappello and all of its successors, assigns, heirs, executors, administrators, legal representatives and all persons or entities acting on their behalf, or who might claim through them, hereby agree and covenant not to sue or bring any action at law or in equity referring to, relating to, or in connection with the Letter Agreement, any other agreement between the parties, in connection with any financial advisory or other services rendered to Guardian by Cappello or otherwise, including, but not limited to, an action in any court or other forum or an arbitration proceeding against Guardian or any third party beneficiary hereunder; provided, however, that Cappello or its successors or assigns may initiate any action required to enforce this Agreement and may initiate a claim by way of counterclaim, cross claim, third party process, impleader, claim for contribution and indemnity or other claim arising from a claim by an unaffiliated third party against Cappello. It is understood and agreed that the release and covenant not to sue herein are a full and final general release and covenant not to sue from Cappello which covers any and all future damages not now known to Cappello which may later develop or be discovered, arising from, referring to, relating to, or in connection with the Letter Agreement, any other agreement between the parties, or in connection with any financial advisory or other services rendered to Guardian by Cappello or otherwise, except that this does not cover any damages or claims which may arise solely as a result of a breach by a party of any provision of this Agreement. Cappello acknowledges and agrees that this Agreement shall be a final and effective settlement as provided hereinabove, notwithstanding any facts or mistakes that may come to its attention hereafter, whether or not known to Guardian or any of the persons released by Cappello hereunder.

6. The parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Guardian and Cappello acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides that "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

7. In order to establish the suitability of Cappello's investment in or acquisition of the Warrants and the underlying shares, Cappello hereby represents and warrants to Guardian as follows:

      (a)   Investment  Intent.  Cappello  is  aware  of and  familiar  with the business  affairs  and  financial  condition  of  Guardian  and  has acquired sufficient information about Guardian to reach a knowledgeable and informed decision to acquire the Warrants and the shares of Common Stock of Guardian underlying such Warrants. Cappello is acquiring the Warrants, and upon exercise of the Warrants the underlying shares of Common Stock of Guardian, for its own account and not with a view to or for sale in connection with any distribution of the Warrants or underlying shares of Common Stock; provided that Guardian hereby consents to the assignment by


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            Cappello  of all or any  portion  of the  Warrant  and/or  shares of
            Common Stock underlying the Warrant to one or more principals and/or employees of Cappello; provided further that in the event of any such assignment each such principal or employee is an "accredited" investor within the meaning of Rule 501(a) of Regulation D and executes an investment representation letter in such form as is reasonably satisfactory to Guardian and its counsel.

      (b) Relationship. Cappello has either a preexisting personal or business relationship with Guardian or its partners, officers, directors or controlling persons.

      (c) Experience. Cappello has such business or financial experience enabling it to protect its own interests in connection with the acquisition of the Warrants and underlying shares of Common Stock.

      (d) Accredited Investor. Cappello is an "accredited investor" within the meaning set forth in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and can afford a total loss of its investment.

      (e) Risks. Cappello understands that an investment in Guardian is highly speculative and subject to substantial risks, that any possible profits therefrom are uncertain or may never arise, and that it bears the economic risks of the investment in Guardian for an indefinite period of time. Cappello is able to bear these economic risks and to hold the Warrants and the shares of Guardian's Common Stock underlying the Warrants for an indefinite period.

      (f) Information. Cappello has received all information and data with respect to Guardian which it has requested and has deemed relevant in connection with its evaluation of the merits and risks of this investment in Guardian and does not desire any further information or data with respect to Guardian prior to the acquisition of the Warrants. Cappello has had the opportunity to ask such questions of the President, Robert A. Dishaw, and Chief Executive Officer, Michael W. Trudnak, of Guardian as it has deemed necessary or appropriate  and has had the  opportunity  to  review  copies of all filings Guardian has made with the Securities and Exchange Commission ("SEC"). The foregoing documents are available through the SEC's Edgar database accessible through its website at http://www.sec.gov.

      (g) Securities Laws. Cappello understands that the Warrants and shares of the Guardian's Common Stock underlying the Warrants have not been registered under the Securities Act in reliance on certain exemptions from registration under the Securities Act set forth in
            Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, and that the Warrants and underlying shares have not


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            been  registered  under the "Blue Sky" laws of any state,  including the Blue Sky laws of the Commonwealth of Virginia or the State of California. Cappello understands that the shares will be "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act. Cappello is domiciled in the State of California.

      (h) Transfers. Cappello understands that the Warrants and underlying shares of Common Stock may have to be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under other applicable securities laws, rules or regulations, or unless an exemption from such qualification or registration requirements is available.

      (i) Further Limitations. Without in any way limiting its representations set forth above, Cappello further agrees that, except as permitted pursuant to Section 7(a) above, it shall in no event make any disposition of all or any portion of the Warrants or shares of Guardian's Common Stock underlying the Warrants unless and until:
            (A) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (B) (1) Cappello shall have notified Guardian of the proposed disposition, (2) Cappello shall have furnished Guardian with an opinion of counsel to the effect that such disposition will not require registration of such Warrants or underlying shares of Common Stock under the Securities Act, and (3) such opinion of counsel shall have been reasonably concurred in by counsel for Guardian and Guardian shall have advised Cappello of such concurrence; provided that in the case of subsection (B) above, Guardian shall act within ten (10) business days of the receipt of notice pursuant to subsection (B)(1) and the opinion required pursuant to subsection
            (B)(2) above and cause its counsel to act within such period in connection with the review of the aforementioned opinion of Cappello's counsel.

      (j) Certificates. The certificate(s) evidencing the Warrants and the shares of Common Stock issued upon exercise of the Warrants shall bear a legend evidencing the restricted nature of the Warrants and underlying shares in accordance with the above. Guardian may impose stop transfer restrictions with its transfer agent to prevent the transfer or other disposition of the Warrants and underlying shares.

8. Except as set forth herein, this Agreement contains the entire agreement of the parties with respect to the matters set forth herein, and shall not be modified, except in writing, and shall be binding and inure to the benefit of the executors, administrators, heirs, successors and permitted assigns of the parties hereto. This Agreement may not be assigned by either party hereto without the prior written consent of the other party hereto. This Agreement shall be interpreted in accordance with its plain meaning and not for or against any party hereto.

9. This Agreement may be executed in any number of counterparts (and by facsimile) each of which shall be an original of this Agreement for all purposes, and all of which together shall constitute one and the same instrument. Signed facsimile copies of this Agreement shall be legal, valid and binding.



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10.   Cappello agrees to maintain the  confidentiality  of all  confidential and proprietary information of Guardian and will not intentionally divulge, furnish or make available to any party any of the confidential or proprietary information of Guardian until after such time as such information has become publicly known otherwise than by act of Cappello unless obligated to do so under applicable law or an order of a court of competent jurisdiction.

11. Each party represents and warrants that such party has carefully read and has been afforded reasonable opportunity to have the contents and legal effect of this Agreement explained by legal counsel of its choice; and that each party has the sole and exclusive power and authority to execute this Agreement and does so of its own free act.

12. In the event of any legal dispute between the Guardian and Cappello relating to this Agreement, all reasonable attorneys' fees of the prevailing party shall be paid by the other party.

13. Each party warrants and represents that no promise or inducement has been offered or made with respect to the matters set forth herein except as stated in this Agreement, and that each party has determined to execute this Agreement without reliance upon such statement or representation by the other party or his or its agents.

14. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper and advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

15. In case any one or more provisions or part of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall be deemed not to affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed in such jurisdiction as if such provision or part of a provision held to be invalid or illegal or unenforceable had never been contained herein and such provision or part reformed so that it would be valid, legal and enforceable in such jurisdiction to the maximum extent possible.

16. The parties agree that this Agreement shall be governed by the law of the Commonwealth of Virginia.






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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be executed and delivered effective as of the date and year first above written.


                                        GUARDIAN TECHNOLOGIES
                                        INTERNATIONAL, INC.


                                        By:      /s/ Michael W. Trudnak
                                                 -----------------------
                                        Name:    Michael W. Trudnak
                                        Title:   Chief Executive Officer


                                        CAPPELLO CAPITAL CORP.


                                        By:      /s/ Bruce L. Pompan
                                                 -----------------------
                                        Name:    Bruce L. Pompan
                                        Its:     Managing Director


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